MEDI

Harbor Health Care ETF

Summary Prospectus – October 31, 2022
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated October 31, 2022, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.80%
1  Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2  “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$82	$255

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of companies of any market capitalization. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies principally engaged in the research, development, production, or distribution of products and services related to the health care industry (“health care companies”). Health care companies may include, for example, manufacturers of health care equipment and supplies, health care services providers, pharmaceutical companies, biotechnology and life sciences companies, and suppliers of technologies for use by health care companies. The Fund may invest in issuers of all market capitalizations, including larger, established issuers and newer companies with little or no current revenues. The Fund may invest in foreign securities (including through investment in depositary receipts), with such investments typically representing less than 35% of the Fund’s net assets.
Westfield Capital Management, Company, L.P. (“Westfield” or the “Subadviser”), the Fund’s subadviser, uses a bottom-up process to identify primarily U.S. listed health care companies that meet the Subadviser’s strict fundamental criteria and then performs a qualitative review on each identified company to select approximately 30 to 50 companies for inclusion in the Fund’s portfolio. The subadviser considers a number of factors in the course of its fundamental research, including but not limited to valuation, competitive advantage, market opportunity, financial metrics, capital structure, and management track record of execution. The Subadviser’s research may include personal interviews and other contact with company management.
In constructing the Fund’s portfolio, the Subadviser seeks to identify health care companies that it believes possess the following characteristics:
◾
Superior company management;
◾
Significant insider ownership;
◾
Unique market positions and broad market opportunities; and
◾
Solid financial controls and accounting processes.
The Subadviser may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadviser’s original investment thesis, or the Subadviser identifies what it believes to be a more attractive investment opportunity.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Fund concentrates its investments (i.e., holds more than 25% of its total assets) in the securities of issuers in the health care industry or group of industries.

1

Summary Prospectus
Harbor Health Care ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Health Care Industry Risk: Because the Fund seeks to invest all, or substantially all, of its assets in the health care industry, the value of its shares will depend on the general condition of the that industry. The health care industry may be affected by any number of factors, including, but not limited to, lapsing patent protection, industry innovation, extensive government regulation, restrictions on government reimbursement for medical expenses, research and development costs, limited product lines, product liability litigation, an increased emphasis on outpatient services, and competitive forces.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.

2

Summary Prospectus
Harbor Health Care ETF

Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Westfield has subadvised the Fund since 2022.

Portfolio Managers
The  portfolio managers are primarily responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since its inception in November 2022.
Matthew R. Renna Westfield Capital Management Company, L.P.
Mr. Renna is a Partner, Head of the Health Care Sector Team, and a Portfolio Manager of Westfield and has co-managed the Fund since its inception in November 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

3

Summary Prospectus
HARBOR HEALTH CARE ETF
October 31, 2022
Exchange	Ticker

NYSE Arca, Inc.	MEDI

ETF.SUM.MEDI.1022
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302